AMENDED AND RESTATED STOCK OPTION AGREEMENT


         AMENDED AND RESTATED STOCK OPTION AGREEMENT, dated as of December 21, 1999 (the "Agreement"), by and between PAUL COMEY, and GREEN MOUNTAIN COFFEE, INC., a Delaware corporation with its principal place of business located at 33 Coffee Lane, Waterbury, Vermont 05676 (the "Corporation").

         WHEREAS, the parties hereto are parties to that Stock Option Agreement effective as of April 15, 1993, as amended on July 21, 1993 and July 26, 1996 (the "Original Agreement"), which granted options to Paul Comey (the "Optionee") to acquire shares of the Corporation's Common Stock, par value $.10 per share ("Common Stock") pursuant to certain terms and conditions contained therein.

         WHEREAS, the parties hereto desire to amend and restate the Original Agreement as more fully set forth herein such that the terms and conditions contained in this agreement shall supercede and replace the terms and conditions set forth in the Original Agreement as if this Agreement had been the Original Agreement on its effective date.

         NOW THEREFORE, in consideration of the mutual covenants and obligations herein contained, the Corporation and the Optionee do hereby agree as follows:

         1. GRANT OF OPTION. The Corporation hereby grants to the Optionee the right, privilege, and option to purchase (the "Option") from the Corporation Twenty-Three Thousand Five Hundred Seventy-Four (23,574) shares of Common Stock (the "Optioned Shares"), in the manner and subject to conditions set forth in this Agreement, at Eight Dollars and Two Cents ($8.02) per share (the "Exercise Price").

         2. TERM OF OPTION. The Option, to the extent not exercised, shall terminate on the earlier of (a) April 15, 2008, which is the fifteenth (15th) anniversary of the initial grant date of April 15, 1993 (the "Grant Date") or
(b) the date on which the Optionee's employment with the Corporation is terminated for Cause. The term "Cause" as used herein shall mean and include any of the following events: fraud or dishonesty, misappropriation or embezzlement by the Optionee involving the Corporation or any subsidiary or affiliate thereof; any violation of civil or criminal law; breach of confidentiality; the willful engaging by the Optionee in conduct which has or could reasonably be expected to have a material adverse effect on the Corporation or any of its subsidiaries or affiliates; or the material breach by the Optionee of any representations, warranties, agreements or covenants made by the Optionee in this Agreement or any other agreement between the Corporation and the Optionee.

         3. TIME OF  EXERCISE  OF OPTION.  The Option  may be  exercised  by the
Optionee (or, in the event of the Optionee's death, by the Optionee's legal representative or heirs) as to the Optioned Shares on or after the Grant Date, prior to the termination date as determined in accordance with Section 2 hereof.

         4. METHOD OF EXERCISE OF OPTION. The Option shall be exercised by written notice (the "Notice of Exercise") from the Optionee (or, in the event of the Optionee's death, from the Optionee's legal representative or heirs) to the Corporation designating the number of Optioned Shares to be purchased and the desired date of purchase, which shall be not less than ten (10) nor more than thirty (30) days thereafter, accompanied by cash or by check, subject to collection and payable to the order of the Corporation, in payment of the Exercise Price for the designated number of Optioned Shares.

         5. DELIVERY OF SHARES. Upon receipt by the Corporation from the Optionee of a Notice of Exercise and payment in full of the Exercise Price for the designated number of Optioned Shares, the Corporation shall deliver, as soon as administratively feasible, to the Optionee a certificate for such Optioned Shares issued in the name of the Optionee (the "Issued Shares"). Any such certificate shall bear conspicuously on its face the following legend:

         "The shares represented by this certificate are "restricted securities" as defined in and for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act") and in the absence of an effective registration statement, these shares may not be sold, transferred, pledged, or hypothecated except in compliance with Rule 144 or another exemption from registration pursuant to the Act. "

         6. RIGHTS PRIOR TO EXERCISE OF OPTION. The Option may not be sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of in any way except upon the Optionee's death pursuant to the Optionee's will or the laws of the State of Vermont regarding a testator's estate, a spouse's elective share or other similar provision (the recipient of any such permitted transfer shall be know as a "Permitted Transferee"). The Optionee or any Permitted Transferee shall have no rights as a shareholder with respect to any Optioned Shares until delivery, in accordance with the provisions of Section 5 of this Agreement, of such Optioned Shares as Issued Shares. Any Permitted Transferee shall be subject to the Section 7 of this Agreement as if the Permitted Transferee was the Optionee.

         7. RESTRICTED SHARES. The Optionee acknowledges that (a) the Issued Shares shall be "restricted securities" as defined in and for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), (b) in the absence of an effective registration statement, the Issued Shares may not be sold, transferred, pledged, or hypothecated except in compliance with Rule 144 or another exemption from registration pursuant to the Act and (c) the Issued Shares will be evidenced by a certificate bearing the legend set forth in
Section 5 of this Agreement.

         8. NO PREEMPTIVE RIGHTS. The Optionee acknowledges that the acquisition of any Optioned Shares as Issued Shares under this Agreement does not confer on the Optionee any preemptive right to purchase, subscribe to, or be first offered any shares of any class of stock of the Corporation, presently or subsequently authorized, or any notes, debentures, bonds, or other securities of the Corporation convertible into, or carrying options or warrants to purchase, shares of any class of the stock of the Corporation, presently or subsequently authorized.

         9. ADJUSTMENTS. In the event of any combination or division of the shares of Common Stock of the Corporation, or the payment of any dividend on such stock in shares of such stock, or any recapitalization in which such stock is changed into a different security, appropriate adjustments shall be made to the Optioned Shares as necessary to allow the provisions of this Agreement to operate as if such event(s) had not occurred.

         10. NOTICES. All exercises of options, offers, acceptances, or other notices pursuant to this Agreement shall be made in writing and delivered within the applicable time period to the party entitled to such notice under this Agreement. Any such notice shall be effective either when tendered in person to the party entitled to such notice; or on the third (3rd) day after being deposited in the United States mail in a sealed envelope, registered or certified, with postage and postal charges prepaid, addressed to the address of such party as set forth above, or at such other address as may be designated by any of the parties hereto by notice to the other parties and if to the Corporation, with a copy to H. Kenneth Merritt, Jr., Esq., Merritt & Merritt, 30 Main Street, Suite 330, P.O. Box 5839, Burlington, VT 05402.

         11. MISCELLANEOUS.

             11.1 ASSIGNMENT. Except as otherwise specifically provided herein, this Agreement may not be assigned by any of the parties hereto.

             11.2     BINDING EFFECT.  This  Agreement shall be binding upon the
parties    hereto   and   their   respective    heirs,  distributees,   personal
representatives, successors and assigns.

             11.3 AMENDMENTS. No modifications, amendment, addition to or termination of this Agreement, nor waiver of any of its provisions, shall be valid or enforceable unless in writing and signed by all of the parties hereto.

             11.4 SEVERABILITY. The invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provisions.

             11.5     ENTIRE  AGREEMENT.  This  Agreement  contains   the entire
agreement between the parties hereto with respect to the subject matter contained herein and supersedes, nullifies, voids and renders of no further force or effect all prior agreements between the parties hereto with respect to the subject matter contained herein.

             11.6 WAIVER. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant or condition nor shall any waiver or relinquishment of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

             11.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument.

             11.8 TITLES. The titles of all Sections are for convenience only and shall not be considered in construing the provisions hereof.

             11.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Vermont.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement for the purposes contained herein as of the year and day first above written.

                                                    GREEN MOUNTAIN COFFEE, INC.


                                                    By:   /s/ Robert P. Stiller
                                                    ----------------------------
                                                    Robert P. Stiller, President


                                                    By:   /s/ Paul Comey
                                                    ----------------------------
                                                    Paul Comey